J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Equity Fund
(a series of JPMorgan Trust I)
(Class A, Class B, Class C, Class R5 and Select Class Shares)

Supplement dated September 11, 2009
to the Prospectuses dated November 1, 2008, as supplemented

As of the close of business on October 9, 2009, the JPMorgan Small Cap Equity Fund (the “Fund”) will revise its limited offering. As a result, the section “Purchasing Fund Shares—What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?” is deleted and replaced with the following:

What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?

The Fund is publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund, except as described below:

•	Shareholders of record as of June 8, 2007 will be able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record of the Fund as of June 8, 2007 will be able to add to their accounts through exchanges from other J.P. Morgan Funds;

•	Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may continue to open new participant accounts in the Fund and purchase additional shares in existing participant accounts established on or before October 9, 2009. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new plan level accounts with the Fund, provided that the group employer retirement plan has been accepted for investment by the Fund and its distributor on or before October 9, 2009;

•	Sponsors of discretionary wrap programs may continue to utilize the Fund for new and existing discretionary wrap program accounts. In order to be eligible, the sponsor of the wrap program must have a mutual fund sales agreement with the Fund’s distributor and the wrap program must be accepted for investment by the Fund and its distributor on or before October 9, 2009;

•	Health savings account programs offered through JPMorgan Chase & Co. or its affiliates may open Fund accounts for new participants and purchase additional shares in their existing participant accounts; or

•	Current and future JPMorgan SmartRetirement Funds will be able to purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SCE-909

J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Equity Fund
(a series of JPMorgan Trust I)
(Class R2 Shares)

Supplement dated September 11, 2009
to the Prospectuses dated November 1, 2008, as supplemented

As of the close of business on October 9, 2009, the JPMorgan Small Cap Equity Fund (the “Fund”) will adopt a limited offering for Class R2 Shares. As a result, in the “How to Do Business with the Funds” section, the following paragraphs are added to the end of the subsection “Purchasing Fund Shares — Who can buy shares?”:

What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?

The Fund is publicly offered on a limited basis. As a result, group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may continue to open new participant accounts in the Fund and purchase additional shares in existing participant accounts established on or before October 9, 2009. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new plan level accounts with the Fund, provided that the group employer retirement plan has been accepted for investment by the Fund and its distributor on or before October 9, 2009.

If a group employer retirement plan removes the Fund from its investment options and all shares of the Fund in the plan’s account are redeemed, then the account will be closed. Such group employer retirement plans will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in such plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SCE-R2-909